Exhibit 99.1
MariMed Reports Second Quarter 2026 Earnings

NORWOOD, MA, August 12, 2026 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQB: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the second quarter ended June 30, 2026.

Financial Highlights1
The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
	(unaudited)		(unaudited)
Revenue	$41.9	$39.5	$81.4	$77.4
GAAP Gross margin	39%	40%	39%	40%
Non-GAAP Gross margin	40%	42%	40%	42%
GAAP Net loss	$(3.6)	$(1.4)	$(7.3)	$(6.9)
Non-GAAP Net loss	$(2.4)	$0.3	$(5.5)	$(3.6)
Non-GAAP Adjusted EBITDA	$3.9	$4.8	$7.5	$7.3
Non-GAAP Adjusted EBITDA margin	9%	12%	9%	9%

1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.

Management Commentary

"The second quarter represented meaningful progress for MariMed. Revenue increased in both our wholesale and retail businesses sequentially and year over year, resulting in the highest quarterly revenue in our history. These results also reflect a substantial increase in sequential adjusted EBITDA and another quarter in which we generated positive cash flow from operations,” said Jon Levine, MariMed's Chief Executive Officer.

“Our stronger financial performance was driven by a continued focus on our priorities: operational discipline, product innovation and quality, customer experience and thoughtful capital allocation. Our balance sheet remains healthy, our brands keep resonating with consumers, and our operating model gives us the flexibility to respond quickly as markets and new opportunities evolve.”

“Looking ahead, we will build on this quarter’s results by continuing to implement our ‘Expand the Brand’ growth strategy, centered on building a leading cannabis consumer packaged goods company that owns top-selling national brands in the most popular categories. To achieve that goal, we will keep investing in product innovation, while broadening our depth in existing states. We will also pursue opportunities to enter new markets through capital-light strategies, including brand licensing.”

“Our innovation, brand portfolio, operating model, healthy balance sheet and tremendous team keep positioning us for long-term, sustainable value creation. We will also keep a close eye on the positive momentum behind additional Federal cannabis reform following this spring’s rescheduling of medical cannabis. The potential rescheduling of recreational cannabis, the implementation of 280E tax relief and broader banking reform are all catalysts that would improve the operating environment for our industry, and we are positioned to capitalize on these new opportunities if and when they emerge.”

Second Quarter 2026 Operational Highlights

•Wholesale revenue increased 6% sequentially
◦MariMed’s branded products portfolio grew 70 basis points faster than the broader industry across the Company’s core markets, according to industry data sources
◦Distribution of the Company’s branded products increased sequentially to 85% of available storefronts on a trailing 12-month basis
◦Betty’s Eddies fruit chews remained the #1-selling edible brand across MariMed’s core states of Massachusetts, Maryland, Illinois and Delaware, and Vibations drink mix remained a top 10 brand across the same states, according to industry data sources
•Retail revenue increased 7% sequentially
◦Revenue increased sequentially at 12 of 13 Thrive Dispensary retail locations
◦Transactions across the retail network increased 7% sequentially
◦Thrive Perks Loyalty Program membership increased 14% since the beginning of the year
•Adjusted gross margin held flat sequentially at 40%, a sign of stabilizing profitability

Conference Call

MariMed management will host a conference call on Thursday, August 13, 2026 at 8:00 a.m. Eastern time, to discuss these results. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: Q226 MRMD Earnings Call.

Discussion of Non-GAAP Financial Measures

MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, making operating decisions, and planning and forecasting future periods. The Company has provided in this release several non-GAAP financial measures: Non-GAAP Adjusted EBITDA and non-GAAP Adjusted EBITDA margin, Non-GAAP Gross margin, Non-GAAP Operating expenses and Non-GAAP Net income (loss), as supplements to Revenue, Gross margin, Operating expenses, Income (loss) from operations, Net income (loss) and other financial measures prepared in accordance with GAAP.

Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.

As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.

Management defines non-GAAP Adjusted EBITDA as income (loss) from operations, determined in accordance with GAAP, excluding the following items:

•depreciation and amortization of property and equipment;
•amortization of acquired intangible assets;
•impairment or write-downs of acquired intangible assets;
•inventory revaluation;
•stock-based compensation;
•severance;
•legal settlements; and
•acquisition-related and other expenses.

For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.

About MariMed

MariMed Inc. is a leading multi-state cannabis operator, known for developing and managing state-of-the-art cultivation, production, and retail facilities. Our award-winning portfolio of cannabis brands, including Betty's Eddies™, Bubby’s Baked™, Vibations™, InHouse™, and Nature’s Heritage™, sets us apart as an industry leader. These trusted brands, crafted with quality and innovation, are recognized and loved by consumers across the country. With a commitment to excellence, MariMed continues to drive growth and set new standards in the cannabis industry. For additional information, visit www.marimedinc.com.

Important Caution Regarding Forward-Looking Statements

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2026, including anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

All trademarks and service marks are the property of their respective owners.

Neither the CSE nor its Regulation Services accepts responsibility for the adequacy or accuracy of this release.
For More Information Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash, cash equivalents and restricted cash	$8,437	$8,884
Accounts receivable, net	9,358	9,114
Inventory	36,675	36,601
Notes receivable, current portion	9	866
Other current assets	3,954	3,825
Total current assets	58,433	59,290
Property and equipment, net	86,411	89,385
Intangible assets, net	15,683	17,210
Goodwill	24,002	24,002
Notes receivable, net of current portion	866	—
Operating lease right-of-use assets	7,662	7,723
Finance lease right-of-use assets	3,247	4,024
Other assets	929	931
Total assets	$197,233	$202,565

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Mortgages and notes payable, current portion	$3,417	$2,553
Accounts payable	13,147	14,586
Accrued expenses and other	9,972	9,509
Deferred revenue	1,711	1,394
Income taxes payable	31,547	26,981
Operating lease liabilities, current portion	2,025	1,952
Finance lease liabilities, current portion	1,934	2,092
Total current liabilities	63,753	59,067
Mortgages and notes payable, net of current portion	75,399	70,192
Operating lease liabilities, net of current portion	6,484	6,616
Finance lease liabilities, net of current portion	1,420	1,956
Total liabilities	147,056	137,831

Commitments and contingencies

Mezzanine equity
Series B convertible preferred stock	—	14,725
New Series B convertible preferred stock	6,933	—
Total mezzanine equity	6,933	14,725

Stockholders’ equity
Common stock	401	397
Additional paid-in capital	180,054	179,405
Accumulated deficit	(135,306)	(127,932)
Noncontrolling interests	(1,905)	(1,861)
Total stockholders’ equity	43,244	50,009
Total liabilities, mezzanine equity and stockholders’ equity	$197,233	$202,565

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2026	2025	2026	2025

Revenue	$41,925	$39,506	$81,406	$77,412
Cost of revenue	25,700	23,579	49,905	46,396
Gross profit	16,225	15,927	31,501	31,016

Gross margin	38.7%	40.3%	38.7%	40.1%

Operating expenses:
Personnel	7,475	7,392	14,729	14,733
Marketing and promotion	847	781	1,612	1,689
General and administrative	6,864	6,343	13,751	12,593
Acquisition-related and other	116	139	285	251
Bad debt	505	256	581	1,644
Total operating expenses	15,807	14,911	30,958	30,910

Income from operations	418	1,016	543	106

Interest and other (expense) income:
Interest expense	(2,007)	(1,762)	(3,983)	(3,524)
Interest income	36	25	72	49
Gain on extinguishment of debt	—	—	699	—
Other income, net	—	17	—	17
Total interest and other expense, net	(1,971)	(1,720)	(3,212)	(3,458)

Loss before income taxes	(1,553)	(704)	(2,669)	(3,352)
Provision for income taxes	2,018	691	4,669	3,522

Net loss	(3,571)	(1,395)	(7,338)	(6,874)
Net income (loss) attributable to noncontrolling interests	18	(1)	36	31
Net loss attributable to common stockholders	$(3,589)	$(1,394)	$(7,374)	$(6,905)

Net loss per share attributable to common stockholders:
Basic	$(0.01)	$(0.00)	$(0.02)	$(0.02)
Diluted	$(0.01)	$(0.00)	$(0.02)	$(0.02)

Weighted average common shares outstanding:
Basic	399,597	389,903	398,529	386,250
Diluted	399,597	389,903	398,529	386,250

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six months ended
	June 30,
	2026	2025
Cash flows from operating activities:
Net loss attributable to common stockholders	$(7,374)	$(6,905)
Net income attributable to noncontrolling interests	36	31
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization of property and equipment	4,484	3,921
Amortization of intangible assets	1,527	1,918
Stock-based compensation	675	1,096
Amortization of debt discount	311	222
Amortization of debt issuance costs	37	36
Payment-in-kind interest	—	30
Bad debt expense	581	1,644
Obligations settled with common stock	—	2
Loss on disposal of assets	—	256
Gain on extinguishment of debt	(699)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(1,030)	1,301
Deferred rents receivable	—	12
Inventory	(74)	(1,718)
Other current assets	500	51
Other assets	2	(2,905)
Accounts payable	(1,439)	(2,713)
Accrued expenses and other	748	1,607
Deferred revenue	317	184
Income taxes payable	4,566	3,520
Net cash provided by operating activities	3,168	1,590

Cash flows from investing activities:
Purchases of property and equipment	(671)	(575)
Business combinations, net of cash acquired, and asset purchases	—	231
Advances toward future business combinations and asset purchases	—	(50)
Purchases and renewals of cannabis licenses	(580)	(301)
Proceeds from notes receivable	—	26
Interest receivable on notes receivable	(9)	—
Net cash used in investing activities	(1,260)	(669)

Cash flows from financing activities:
Proceeds from mortgages	—	2,000
Payment of third-party debt issuance costs in connection with debt	—	(9)
Principal payments of mortgages	(805)	(741)

	Six months ended
	June 30,
	2026	2025
Repayment and retirement of mortgages	—	(689)
Principal payments of promissory notes	(591)	(1,919)
Principal payments of finance leases	(879)	(626)
Distributions	(80)	(81)
Net cash used in financing activities	(2,355)	(2,065)

Net decrease in cash and cash equivalents	(447)	(1,144)
Cash and equivalents, beginning of year	8,884	7,282
Cash and cash equivalents, end of period	$8,437	$6,138

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2026	2025	2026	2025
Non-GAAP Adjusted EBITDA
GAAP Income from operations	$418	$1,016	$543	$106
Depreciation and amortization of property and equipment	2,331	2,114	4,484	3,921
Amortization of acquired intangible assets	717	969	1,527	1,918
Stock-based compensation	350	549	675	1,096
Severance	16	—	16	—
Acquisition-related and other	116	139	285	251
Adjusted EBITDA	$3,948	$4,787	$7,530	$7,292

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP Income from operations	1.0%	2.6%	0.7%	0.1%
Depreciation and amortization of property and equipment	5.6%	5.3%	5.4%	5.1%
Amortization of acquired intangible assets	1.7%	2.4%	1.9%	2.5%
Stock-based compensation	0.8%	1.4%	0.8%	1.4%
Severance	—%	—%	—%	—%
Acquisition-related and other	0.3%	0.4%	0.4%	0.3%
Adjusted EBITDA margin	9.4%	12.1%	9.2%	9.4%

GAAP Gross margin	38.7%	40.3%	38.7%	40.1%
Amortization of acquired intangible assets	1.3%	1.5%	1.3%	1.4%
Non-GAAP Gross margin	40.0%	41.8%	40.0%	41.5%

GAAP Operating expenses	$15,807	$14,911	$30,958	$30,910
Amortization of acquired intangible assets	(171)	(397)	(434)	(808)
Stock-based compensation	(350)	(549)	(675)	(1,096)
Severance	(16)	—	(16)	—
Acquisition-related and other	(116)	(139)	(285)	(251)
Non-GAAP Operating expenses	$15,154	$13,826	$29,548	$28,755

GAAP Net loss	$(3,571)	$(1,395)	$(7,338)	$(6,874)
Amortization of acquired intangible assets	717	969	1,527	1,918
Stock-based compensation	350	549	675	1,096
Severance	16	—	16	—
Acquisition-related and other	116	139	285	251
Gain on extinguishment of debt	—	—	(699)	—
Non-GAAP net (loss) income	$(2,372)	$262	$(5,534)	$(3,609)

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2026	2025	2026	2025
Product sales - retail	$23,218	$22,334	$44,945	$43,064
Product sales - wholesale	18,514	17,131	36,031	33,917
Other revenue	193	41	430	431
Total revenue	$41,925	$39,506	$81,406	$77,412